UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2017

DST SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-14036	43-1581814
(Commission File Number)	(I.R.S. Employer Identification No)

333 West 11th Street, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

(816) 435-1000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into Material Definitive Agreement.
On March 27, 2017, DST Systems, Inc., a Delaware corporation (“DST”) and/or certain subsidiaries, entered into a series of definitive agreements pursuant to which, among other things, Boston Financial Data Services, Inc., a Massachusetts corporation (“BFDS”), and International Financial Data Services Limited, a United Kingdom corporation (“IFDS UK”), will become wholly-owned indirect subsidiaries of DST.

On March 27, 2017, DST entered into a definitive agreement (the “BFDS Reorganization Agreement”), pursuant to which, among other things, State Street Corporation, a Massachusetts corporation (“State Street”), will contribute all of its interest in IFDS Realty, LLC, a Massachusetts limited liability company, and shares of stock in Vestmark, Inc., a Delaware corporation (“Vestmark”), to BFDS, in exchange for shares of BFDS (the “Reorganization”). BFDS provides shareholder recordkeeping, intermediary and investor services, and regulatory compliance solutions to financial services clients in the United States. DST currently owns a 50% interest in, and State Street owns a 50% interest in, BFDS. The closing of the Reorganization is subject to customary closing conditions set forth in the Reorganization Agreement.

On March 27, 2017, West Side Investment Management, Inc., a Nevada corporation and wholly-owned subsidiary of DST (“West Side”) entered into a definitive agreement (the “Exchange Agreement”) pursuant to which West Side will, following the Reorganization, acquire, in a non-taxable transaction for U.S. federal income tax purposes, State Street’s interest in BFDS in exchange for 2,041,187 shares of State Street common stock owned by West Side valued at $157.6 million (the “Exchange”), based on the closing share price for State Street common stock as of March 24, 2017. At the closing of the Exchange, BFDS will become a wholly-owned subsidiary of DST (directly and through DST’s ownership interest in West Side). The closing of the Exchange is subject to customary closing conditions set forth in the Exchange Agreement.

On March 27, 2017, DST entered into a definitive agreement (the “IFDS UK Purchase Agreement”) pursuant to which, among other things DST indirectly purchased (i) all of the issued and outstanding stock of IFDS Percana Group Limited, a company organized under the laws of Ireland (“Percana”) indirectly held by International Financial Data Services Limited Partnership, a Massachusetts limited partnership (“IFDS LP”), which is jointly owned by DST and State Street, (ii) State Street’s 50% interest  in IFDS UK (the “SST- IFDS UK Interest”), from State Street and (iii) all of the membership interests of IFDS Realty UK, LLC, a Delaware limited liability company, directly held by IFDS LP, for a combined $175.0 million in cash.  Prior to the sale of State Street’s STT-IFDS UK Interest, DST owned a 50% interest in, and State Street owned a 50% interest in, IFDS UK.  Percana, IFDS UK, and IFDS Realty UK, LLC became wholly-owned subsidiaries (directly and indirectly) of DST following the closing of the transactions contemplated by the IFDS UK Purchase Agreement.

On March 27, 2017, DST entered into a definitive agreement (the “Joint Marketing Agreement”) pursuant to which State Street Bank and Trust Company, a Massachusetts trust company (“SSB”) may refer to BFDS certain opportunities to provide transfer agency services, and DST may refer to SSB certain opportunities to provide custody, mutual fund accounting and fund administration services. In addition, subject to certain exceptions, neither DST nor its affiliates will (1) provide transfer agency services in the U.S. bundled with any custody, mutual fund accounting and fund administration services provided by certain third parties; or (2) permit DST’s TA2000 system to be used by those third parties to provide transfer agency services. The term of the Joint Marketing Agreement is five years.

On March 27, 2017, DST also entered into a certain termination agreement (the “Termination Agreement”) and other ancillary agreements. The Termination Agreement terminates the following material definitive agreements:

1.
Amended and Restated Joint Venture Agreement, by and between DST and State Street, dated as of October 31, 2006, as amended, pursuant to which DST and State Street jointly governed BFDS. Such termination will be effective as of, and automatically upon, the closing of the Reorganization.

2.	Share Transfer Restriction and Option Agreement, by and between DST and State Street, dated as of December 23, 1992, relating to restrictions on the transfer of shares of International Financial Data

Services Limited prior to 1995 and a mutual right of first refusal on transfers of such shares after 1995. Such termination will be effective as of the date hereof; and

3.
Agreement, by and among State Street (f.k.a State Street Boston Corporation), DST Systems International B.V., a Netherlands corporation, and International Financial Data Services Limited (f.k.a. Clarke & Tilley Limited), dated December 23, 1992, pursuant to which DST and State Street jointly governed International Financial Data Services Limited. Such termination will be effective as of the date hereof.

No penalties for early termination will be incurred by the termination of any of the above agreements. The Termination Agreement also terminates certain agreements made in the ordinary course of business by and between or among DST, State Street, BFDS, and SSB, effective as of, either the date hereof or and automatically upon the closing of the transactions contemplated by the Exchange Agreement.

Joseph L. Hooley, the chairman and chief executive officer of State Street, is the brother of DST’s Chief Executive Officer Stephen C. Hooley and a related person. The BFDS and IFDS transactions were approved by the independent Corporate Governance/Nominating Committee of the DST Board of Directors.

The above descriptions of the BFDS Reorganization Agreement, the Exchange Agreement, the IFDS UK Purchase Agreement, the Joint Marketing Agreement and the Termination Agreement are qualified in their entirety by the terms of the BFDS Reorganization Agreement, the Exchange Agreement, the IFDS UK Purchase Agreement, the Joint Marketing Agreement and the Termination Agreement, which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and incorporated herein by reference.

ITEM 1.02 Termination of a Material Definitive Agreement

The information regarding the Termination Agreement set forth in Item 1.01 to this report is hereby incorporated by reference into this Item 1.02.

ITEM 7.01 Regulation FD Disclosure

On March 27, 2017, DST issued a press release announcing the entry into definitive agreements with respect to the acquisition by it and/or its subsidiaries of the remaining interest in the BFDS and IFDS UK joint ventures. A copy of the press release is furnished herewith as Exhibit 99.1.  The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.

The Company is posting an investor presentation to its website at investors.dstsystems.com. The Company may use the investor presentation from time to time in conversations with investors, analysts and others. The Company is furnishing the information contained in Exhibit 99.2 pursuant to Regulation FD. Such information is furnished pursuant to Item 7.01, including Exhibit 99.2 hereto, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit	Description
	10.1	BFDS Reorganization Agreement, dated March 27, 2017, by and among DST, State Street, BFDS and IFDS LP

	10.2	Exchange Agreement, dated March 27, 2017, by and among West Side, State Street, and BFDS

	10.3	IFDS Purchase Agreement, dated March 27, 2017, by and among DST, DSTi Holdings Limited, DST Realty, Inc., IFDS LP, International Financial Data Services (Ireland) Limited, and State Street

	10.4	Joint Marketing Agreement, dated March 27, 2017, by and among State Street Bank and Trust Company, BFDS, and DST

	10.5	Termination Agreement, dated March 27, 2017, by and among DST, State Street, State Street Bank and Trust Company, and BFDS

	99.1	Press release dated March 27, 2017

	99.2	Investor Presentation

Safe Harbor Statement
Certain material presented in this report includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this report that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events, or (ii) statements about our future business plans and strategy and other statements that describe the Company’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “may,” “will,” “would,” “should,” “potential,” “strategy,” “anticipates,” “estimates,” “expects,” “project,” “predict,” “intends,” “plans,” “believes,” “targets” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to, the risk factors and cautionary statements included in the Company’s periodic and current reports (Forms 10-K, 10-Q and 8- K) filed from time to time with the Securities and Exchange Commission. All such factors should be considered in evaluating any forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this report to reflect new information, future events or otherwise.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27th day of March, 2017.

DST Systems, Inc.

By: /s/ Gregg Wm. Givens

Name: Gregg Wm. Givens
Title: Senior Vice President, Chief Financial
Officer and Treasurer